Exhibit 32.1
CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
The certification set forth below is being submitted in connection with the Quarterly Report on Form 10-Q of American Shared Hospital Services for the quarterly period ended September 30, 2020 (the “Report”) for the purpose of complying with Rule 13a-14(b) or Rule 15d-14(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) and Section 1350 of Chapter 63 of Title 18 of the United States Code.
Ray Stachowiak, the Chief Executive Officer and Craig K. Tagawa, the President, Chief Operating a Financial Officer of American Shared Hospital Services, each certifies that, to the best of his knowledge:
1.    the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2.    the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of American Shared Hospital Services.
November 13, 2020

/s/ Raymond C. Stachowiak
Raymond C. Stachowiak
Chief Executive Officer

/s/ Craig K. Tagawa
Craig K. Tagawa
President, Chief Operating and Financial Officer